EXHIBIT 10.2
                                                                    ------------

                                     FORM OF
                           REVOLVING CREDIT COMMITMENT
                               INCREASE SUPPLEMENT


     Reference is made to the Credit Agreement, dated as of May 30, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Boston Scientific Corporation, the banks and financial institutions from time to time parties thereto, Bank of America, N.A., The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, Deutsche Bank Securities Inc., Fleet National Bank and ABN AMRO Bank N.V., as Syndication Agents, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, and JPMorgan Chase Bank, as Administrative Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     WHEREAS, the Borrower has the right to increase the Revolving Credit Commitments in accordance with subsection 2.17 of the Credit Agreement.

     WHEREAS, Banco Bilbao Vizcaya Argentaria, S.A., New York Branch (the "New Lender") wishes to become a Lender party to the Credit Agreement with a Revolving Credit Commitment of $45,000,000.

     NOW THEREFORE, the New Lender, the Borrower and the Administrative Agent agree as follows:

     1. The New Lender hereby irrevocably accepts and assumes a Revolving Credit Commitment of $45,000,000 as of the Effective Date (as defined below) and agrees to become a Lender for all purposes under the Credit Agreement. The undersigned further agrees that this Supplement may be executed by one or more of the parties to this Supplement on any number or separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     2. The Administrative Agent (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto and (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

     3. The New Lender (i) represents and warrants that it is legally authorized to enter into this Supplement; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to subsection 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such

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documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 3.10(b) of the Credit Agreement.

     4. This Supplement shall be effective as of January 12, 2004 (the "Effective Date"). Following the execution of this Supplement, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date. This Supplement shall not be effective unless it has been accepted by the Borrower and the Administrative Agent.

     5. From and after the Effective Date, the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Supplement, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof.

     6. This Supplement shall be governed by and construed in accordance with the laws of the State of New York.










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     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.


                                              BANCO BILBAO VIZCAYA ARGENTARIA,
                                              S.A., NEW YORK BRANCH,
                                              as New Lender



                                              By: ______________________
                                                    Title:

                                              By: ______________________
                                                    Title:
Accepted and Agreed:
BOSTON SCIENTIFIC CORPORATION

By: ______________________
      Title:


JPMORGAN CHASE BANK, as Administrative Agent

By: ______________________
      Title:










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